Exhibit 99.1
EARNINGS RELEASE
By:    Expeditors International of Washington, Inc.
1015 Third Avenue, Suite 1200
Seattle, Washington 98104

CONTACTS:	R. Jordan Gates Bradley S. Powell
President and Chief Operating Officer    Senior Vice President and Chief Financial Officer
(206) 674-3427     (206) 674-3412
FOR IMMEDIATE RELEASE
__________________________________________________________________________________________________________________________________________________________________________
EXPEDITORS REPORTS THIRD QUARTER 2012 EPS OF $.42 PER SHARE 1
SEATTLE, WASHINGTON - November 6, 2012, Expeditors International of Washington, Inc. (NASDAQ:EXPD) today announced net earnings attributable to shareholders of $88,490,000 for the third quarter of 2012, as compared with $106,604,000 for the same quarter of 2011, a decrease of (17)%. Net revenues for the third quarter of 2012 decreased (6)% to $465,138,000 as compared with $493,846,000 reported for the third quarter of 2011. Total revenues and operating income were $1,531,664,000 and $145,099,000 in the third quarter of 2012, as compared with $1,606,368,000 and $163,758,000 for the same quarter of 2011, decreases of (5)% and (11)%, respectively. Diluted net earnings attributable to shareholders per share for the third quarter were $.42, as compared with $.50 for the same quarter in 2011, a decrease of (16)%.
For the nine months ended September 30, 2012, net earnings attributable to shareholders was $249,152,000, as compared with $292,836,000 in 2011, a decrease of (15)%. Net revenues for the nine months decreased to $1,365,360,000 from $1,420,322,000 for 2011, down (4)%. Total revenues and operating income for the nine months were $4,447,986,000 and $402,773,000 in 2012, as compared with $4,648,584,000 and $463,263,000 for the same period in 2011, decreases of (4)% and (13)%, respectively. Diluted net earnings attributable to shareholders per share for the first three quarters of 2012 were $1.17, as compared with $1.36 for the same period of 2011, a decrease of (14)%.
"Amidst the myriad of challenges we've faced this year it was not only satisfying but a very significant achievement to our productivity and cost management objectives to see our operating margin2 once again above 30%," said Peter J. Rose, Chairman and Chief Executive Officer. “During our 30+ year operating history, we have never had the kinds of convergence of industry challenges, in both our customers and service providers' industries than we have experienced this year. Financially struggling air and ocean carriers, airfreight markets adapting to smaller lighter more powerful smart phones and mobile tablets versus heavier PC's, lackluster consumer and business demand and global economic uncertainty have all combined to create a very uniquely challenging business environment. In spite of all this, we have executed efficiently and intelligently by maintaining both our uncompromising customer service standards and a long-term focus on our investments in our people and our systems. In addition to having the best people, we have loyal customers and very capable and dependable service providers, all of whom are integral to our success. For us, there is much more to feel good about than there is to fret about. We're not about to let short-term challenges become long-term obstacles,” Rose continued.
“Years come and years go, and, like 2009, we'll be glad to see this one end. We remain confident, however, in our ability to weather the economic storms, keep our culture intact, remain profitable and continue to build market share that contributes, rather than detracts from the financial stability that our balance sheet shows we've constructed over the years. It is as strong and as liquid as it has ever been. We don't make public predictions, but we do believe people should pay more attention when we express concerns over economic uncertainty. Finally, on the subject of storms and best people, we'd be completely remiss not to mention our U.S. Northeast Region, particularly our people in the New York and New Jersey offices, who just bore the brunt of Hurricane Sandy. Thankfully all were safe, however some lost homes, many lost cars and still more had significant property damage and remain without power. Despite that, even while assisting family, friends and neighbors, as much as the law and public safety allowed, they were also finding solutions to our customers logistics challenges. Our New York office, which was in the mandatory evacuation zone, was operational as soon as the evacuation order was lifted. Our network has shown an outpouring of help and assistance that is the embodiment of everything we consider sacrosanct to our Expeditors family values. The example our people exhibit says more about our culture, about who we are and about our enduring potential as a Company than one can put into all of the 113 quarterly earnings releases we've issued over the years. It taught us a whole new meaning for our motto, 'You'd be surprised how far we'll go for you!' We couldn't be more proud,” Rose concluded.
Expeditors is a global logistics company headquartered in Seattle, Washington. The company employs trained professionals in 189 full-service offices and 64 satellite locations located on six continents linked into a seamless worldwide network through an integrated information management system. Services include air and ocean freight forwarding, vendor consolidation, customs clearance, marine insurance, distribution, domestic time definite services and other value added international logistics services.

_______________________
1 Diluted earnings attributable to shareholders per share. 2 Operating income divided by net revenues.
NOTE: See Disclaimer on Forward-Looking Statements on the following page of this release.

Expeditors International of Washington, Inc.
Third Quarter 2012 Earnings Release, November 6, 2012

Financial Highlights for the Three and Nine months ended September 30, 2012 and 2011 (Unaudited)
(in 000's of US dollars except share data)

	Three months ended September 30,			Nine months ended September 30,
	2012	2011	%	2012	2011	%
Revenues	$1,531,664	$1,606,368	(5)%	$4,447,986	$4,648,584	(4)%
Net revenues	$465,138	$493,846	(6)%	$1,365,360	$1,420,322	(4)%
Operating income	$145,099	$163,758	(11)%	$402,773	$463,263	(13)%
Net earnings attributable to shareholders	$88,490	$106,604	(17)%	$249,152	$292,836	(15)%
Diluted earnings attributable to shareholders	$.42	$.50	(16)%	$1.17	$1.36	(14)%
Basic earnings attributable to shareholders	$.42	$.50	(16)%	$1.18	$1.38	(14)%
Diluted weighted average shares outstanding	211,397,602	214,717,451		212,916,309	215,376,675
Basic weighted average shares outstanding	210,135,763	212,256,119		211,314,850	212,160,994

	Employee headcount as of September 30,
	2012	2011
North America	4,786	4,631
Asia Pacific	3,936	4,094
Europe and Africa	2,336	2,227
Middle East	1,249	1,233
South America	683	631
Information Systems	603	552
Corporate	241	215
Total	13,834	13,583

	Year-over-year percentage decrease in:
	Airfreight kilos	Ocean freight FEU
2012
July	(19)%	(3)%
August	(7)%	(6)%
September	(2)%	(2)%
Quarter	(9)%	(4)%

During the third quarter of 2012, the Company opened four full service offices: (1) Copenhagen, Denmark; (2) Santo Domingo, Dominican Republic; (3) Luxembourg, Luxembourg; and (4) Hannover, Germany (formerly a satellite office). The Company opened one satellite office in Le Havre, France and closed one satellite office in Kristiansand, Norway.

Investors may submit written questions via e-mail to: investor@expeditors.com. Questions received by the end of business on November 9, 2012 will be considered in management's 8-K “Responses to Selected Questions” expected to be filed on or about November 30, 2012.

Disclaimer on Forward-Looking Statements:
Certain portions of this release contain forward-looking statements which are based on certain assumptions and expectations of future events that are subject to risks and uncertainties, including comments on uncertain global economy and industry challenges, lackluster consumer and business demand, ability to maintain or increase operating margin and ability to remain profitable and continue to build market share. Actual future results and trends may differ materially from historical results or those projected in any forward-looking statements depending on a variety of factors including, but not limited to, our ability to maintain consistent and stable operating results, future success of our business model, ability to perpetuate profits, changes in customer demand for Expeditors’ services caused by a general economic slow-down, customers’ inventory build-up, decreased consumer confidence, volatility in equity markets, energy prices, political changes, regulatory actions or changes or the unpredictable acts of competitors and other risks, risk factors and uncertainties detailed in our Annual Report as updated by our reports on Form 10-Q, filed with the Securities and Exchange Commission.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands, except share data)
(Unaudited)

	September 30, 2012	December 31, 2011
Assets
Current Assets:
Cash and cash equivalents	$1,367,642	$1,294,356
Accounts receivable, net	1,015,350	934,752
Deferred Federal and state income taxes	10,955	10,415
Other current assets	46,048	47,360
Total current assets	2,439,995	2,286,883
Property and equipment, net	551,610	538,806
Goodwill and other intangibles, net	9,774	10,557
Other assets, net	30,808	30,581
	$3,032,187	$2,866,827
Liabilities and Equity
Current Liabilities:
Accounts payable	667,395	606,628
Accrued expenses, primarily salaries and related costs	174,862	169,445
Federal, state and foreign income taxes	23,943	20,072
Total current liabilities	866,200	796,145
Deferred Federal and state income taxes	70,288	60,613

Commitments and contingencies

Shareholders’ Equity:
Preferred stock; none issued	—	—
Common stock, par value $.01 per share; issued and outstanding 208,950,205 shares at September 30, 2012 and 212,003,662 shares at December 31, 2011	2,090	2,120
Additional paid-in capital	118	13,260
Retained earnings	2,082,542	1,991,222
Accumulated other comprehensive income (loss)	5,267	(2,964)
Total shareholders’ equity	2,090,017	2,003,638
Noncontrolling interest	5,682	6,431
Total equity	2,095,699	2,010,069
	$3,032,187	$2,866,827

06-November-2012            Expeditors International of Washington, Inc.                    Page 3 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Earnings
(In thousands, except share data)
(Unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2012	2011	2012	2011
Revenues:
Airfreight services	$622,678	$736,946	$1,900,131	$2,187,730
Ocean freight and ocean services	549,250	510,521	1,502,584	1,437,493
Customs brokerage and other services	359,736	358,901	1,045,271	1,023,361
Total revenues	1,531,664	1,606,368	4,447,986	4,648,584
Operating Expenses:
Airfreight consolidation	471,947	558,047	1,437,301	1,658,963
Ocean freight consolidation	432,518	392,249	1,177,919	1,109,603
Customs brokerage and other services	162,061	162,226	467,406	459,696
Salaries and related costs	252,899	258,512	748,956	745,441
Rent and occupancy costs	21,304	21,352	63,333	64,087
Depreciation and amortization	10,030	9,199	29,245	27,630
Selling and promotion	7,847	9,342	25,370	28,527
Other	27,959	31,683	95,683	91,374
Total operating expenses	1,386,565	1,442,610	4,045,213	4,185,321
Operating income	145,099	163,758	402,773	463,263

Interest income	2,831	2,888	9,241	7,520
Interest expense	(182)	(279)	(1,024)	(722)
Other, net	1,232	10,792	6,011	12,766
Other income, net	3,881	13,401	14,228	19,564
Earnings before income taxes	148,980	177,159	417,001	482,827
Income tax expense	60,253	70,283	167,531	189,724
Net earnings	88,727	106,876	249,470	293,103
Less net earnings attributable to the noncontrolling interest	237	272	318	267
Net earnings attributable to shareholders	$88,490	$106,604	$249,152	$292,836
Diluted earnings attributable to shareholders per share	$.42	$.50	$1.17	$1.36
Basic earnings attributable to shareholders per share	$.42	$.50	$1.18	$1.38
Dividends declared and paid per common share	$—	$—	$.28	$.25
Weighted average diluted shares outstanding	211,397,602	214,717,451	212,916,309	215,376,675
Weighted average basic shares outstanding	210,135,763	212,256,119	211,314,850	212,160,994

06-November-2012            Expeditors International of Washington, Inc.                    Page 4 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands) (Unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2012	2011	2012	2011
Operating Activities:
Net earnings	$88,727	$106,876	$249,470	$293,103
Adjustments to reconcile net earnings to net cash from operating activities:
Provision for losses on accounts receivable	463	(629)	(392)	1,161
Deferred income tax expense (benefit)	4,588	(9,328)	4,330	(9,663)
Excess tax benefits from stock plans	(59)	(537)	(4,291)	(5,068)
Stock compensation expense	11,320	12,738	32,846	33,446
Depreciation and amortization	10,030	9,199	29,245	27,630
Gain on sale of assets	(13)	(3)	(143)	(54)
Other	1,273	1,210	1,826	1,828
Changes in operating assets and liabilities:
Increase in accounts receivable	(23,520)	(4,312)	(73,812)	(11,802)
Increase in other current assets	(7,195)	(8,344)	(3,629)	(5,863)
(Decrease) increase in accounts payable and accrued expenses	(23,267)	(24,070)	60,966	14,060
Increase in income taxes payable, net	6,819	10,505	12,961	10,417
Net cash from operating activities	69,166	93,305	309,377	349,195
Investing Activities:
Purchase of property and equipment	(10,170)	(20,619)	(37,072)	(58,854)
Proceeds from sale of property and equipment	41	24	294	109
Other, net	(32)	(632)	192	(2,676)
Net cash from investing activities	(10,161)	(21,227)	(36,586)	(61,421)
Financing Activities:
Proceeds from issuance of common stock	24,599	30,966	45,001	54,591
Repurchases of common stock	(87,227)	(43,298)	(193,493)	(108,572)
Excess tax benefits from stock plans	59	537	4,291	5,068
Dividends paid	—	—	(59,358)	(53,014)
Distributions to noncontrolling interest	(1,177)	(822)	(1,177)	(822)
Net cash from financing activities	(63,746)	(12,617)	(204,736)	(102,749)
Effect of exchange rate changes on cash and cash equivalents	8,136	(24,477)	5,231	(8,676)
Increase in cash and cash equivalents	3,395	34,984	73,286	176,349
Cash and cash equivalents at beginning of period	1,364,247	1,225,830	1,294,356	1,084,465
Cash and cash equivalents at end of period	$1,367,642	$1,260,814	$1,367,642	$1,260,814
Interest and taxes paid:
Interest	$27	$48	$447	$65
Income taxes	50,911	65,856	155,006	183,167

06-November-2012            Expeditors International of Washington, Inc.                    Page 5 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Business Segment Information
(In thousands) (Unaudited)

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	ASIA PACIFIC	EUROPE and AFRICA	MIDDLE EAST and INDIA	ELIMI- NATIONS	CONSOLI- DATED
Three months ended September 30, 2012:
Revenues from unaffiliated customers	$383,830	50,208	20,815	804,855	198,124	73,832	—	1,531,664
Transfers between geographic areas	24,423	2,677	4,140	10,676	9,624	4,507	(56,047)	—
Total revenues	$408,253	52,885	24,955	815,531	207,748	78,339	(56,047)	1,531,664
Net revenues	$187,737	23,412	13,978	146,992	69,841	23,178	—	465,138
Operating income	$56,096	6,886	4,239	59,620	13,312	4,946	—	145,099
Identifiable assets	$1,570,615	102,020	58,687	714,982	423,488	162,225	170	3,032,187
Capital expenditures	$5,681	222	405	1,934	1,476	452	—	10,170
Depreciation and amortization	$5,942	188	220	1,691	1,555	434	—	10,030
Equity	$1,281,250	58,471	33,444	499,590	158,939	96,621	(32,616)	2,095,699
Three months ended September 30, 2011:
Revenues from unaffiliated customers	$388,736	49,341	21,353	839,069	229,776	78,093	—	1,606,368
Transfers between geographic areas	27,161	2,989	5,025	10,500	10,727	4,596	(60,998)	—
Total revenues	$415,897	52,330	26,378	849,569	240,503	82,689	(60,998)	1,606,368
Net revenues	$189,381	23,783	15,035	162,785	77,768	25,094	—	493,846
Operating income	$57,564	7,345	4,846	69,001	18,616	6,386	—	163,758
Identifiable assets	$1,509,393	87,554	52,058	667,421	414,991	149,253	2,499	2,883,169
Capital expenditures	$7,435	315	162	7,201	4,981	525	—	20,619
Depreciation and amortization	$4,904	250	240	1,822	1,488	495	—	9,199
Equity	$1,242,594	49,134	27,258	435,466	146,652	92,668	(31,714)	1,962,058

Nine months ended September 30, 2012:
Revenues from unaffiliated customers	$1,140,258	149,964	61,450	2,273,783	606,696	215,835	—	4,447,986
Transfers between geographic areas	69,135	7,608	14,010	32,686	28,694	13,828	(165,961)	—
Total revenues	$1,209,393	157,572	75,460	2,306,469	635,390	229,663	(165,961)	4,447,986
Net revenues	$551,503	70,769	43,537	414,714	212,871	71,966	—	1,365,360
Operating income	$150,814	21,340	13,119	158,626	40,510	18,364	—	402,773
Identifiable assets	$1,570,615	102,020	58,687	714,982	423,488	162,225	170	3,032,187
Capital expenditures	$20,676	551	1,060	9,823	3,529	1,433	—	37,072
Depreciation and amortization	$17,320	556	644	4,960	4,389	1,376	—	29,245
Equity	$1,281,250	58,471	33,444	499,590	158,939	96,621	(32,616)	2,095,699
Nine months ended September 30, 2011:
Revenues from unaffiliated customers	$1,156,647	141,004	62,822	2,383,549	673,111	231,451	—	4,648,584
Transfers between geographic areas	77,099	8,454	15,866	29,853	32,789	13,305	(177,366)	—
Total revenues	$1,233,746	149,458	78,688	2,413,402	705,900	244,756	(177,366)	4,648,584
Net revenues	$548,918	66,065	45,295	454,889	230,521	74,634	—	1,420,322
Operating income	$169,050	18,895	14,095	189,981	53,200	18,042	—	463,263
Identifiable assets	$1,509,393	87,554	52,058	667,421	414,991	149,253	2,499	2,883,169
Capital expenditures	$14,815	923	462	16,535	24,568	1,551	—	58,854
Depreciation and amortization	$14,815	830	773	5,638	4,014	1,560	—	27,630
Equity	$1,242,594	49,134	27,258	435,466	146,652	92,668	(31,714)	1,962,058

06-November-2012            Expeditors International of Washington, Inc.                    Page 6 of 6